UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2024 (February 6, 2023)

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Division Street
Campbell,	California	95008
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, on February 6, 2023, Velo3D, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Needham & Company, LLC (“Needham”), as agent, pursuant to which the Company may offer and sell, from time to time through Needham, shares of its common stock, par value $0.00001 per share (the “Shares”).

The offer and sale of the Shares is being made pursuant to a shelf registration statement on Form S-3 and the related prospectus (File No. 333-268346) filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 14, 2022 and declared effective by the SEC on November 21, 2022, as supplemented by a prospectus supplement dated February 6, 2023 (the “prospectus supplement”) and filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The prospectus supplement originally permitted the Company to offer and sell up to $40,000,000 of Shares, and as of the date of this Current Report on Form 8-K, the Company has sold Shares pursuant to the Sales Agreement for gross proceeds of $24,636,166.03. The Company has filed an amendment to the prospectus supplement (the “amendment”) increasing the aggregate dollar amount of Shares available to be sold from time to time pursuant to the Sales Agreement to $75,000,000 from and including the date hereof.

This Current Report on Form 8-K includes an opinion related to the $75,000,000 of Shares that may be sold pursuant to the prospectus supplement, as amended by the amendment.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1
Sales Agreement, dated February 6, 2023, by and between Velo3D, Inc. and Needham & Company, LLC (incorporated by reference to Exhibit 1.1 to Velo3D, Inc.’s Current Report on Form 8-K filed on February 6, 2023).

5.1	Opinion of Fenwick & West LLP.
23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	January 31, 2024	By:	/s/ Bernard Chung
		Name:	Bernard Chung
		Title:	Acting Chief Financial Officer